UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2026

Commission File Number 000-18730

DARKPULSE, INC.

(Exact name of small business issuer as specified in its charter)

Delaware	87-0472109
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2325 E Camelback Rd, Suite 400, Phoenix, AZ 85016

(Address of principal executive offices)

800-436-1436

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Promissory Notes

On or about August 3, 2026, the Company received advances totaling approximately $2.78 million from five unaffiliated third-party lenders, which advances were used to fund the approximately $2.77 million bid deposit described in Item 8.01 below, as well as related transaction costs. The advances were subsequently memorialized in five unsecured promissory notes, each dated August 8, 2026, in an aggregate principal amount of $2.78 million. The notes bear interest at a fixed rate of 8% per annum and mature no later than October 1, 2026. The principal and accrued interest are payable regardless of whether the Company is ultimately selected as the successful bidder in the receivership process described in Item 8.01 below.

The lenders are not directors, executive officers or 5% beneficial owners of the Company, immediate family members of any such person, or otherwise related persons of the Company.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above regarding the five unsecured promissory notes issued by the Company in an aggregate principal amount of $2.78 million is incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

Proposed Acquisition of Aero Precision and Ballistic Advantage

In August 2026, the Company submitted a bid in the receivership proceedings involving Aero Precision, LLC (“Aero Precision”) and Ballistic Advantage, LLC (“Ballistic Advantage”) to acquire substantially all of the assets of Aero Precision and Ballistic Advantage. In connection with its bid, the Company executed and submitted a proposed asset purchase agreement providing for a cash purchase price of approximately $35.0 million, subject to certain assumed liabilities, adjustments and other terms and conditions. The proposed asset purchase agreement was not executed by the receiver, and the Company has not entered into a definitive agreement to acquire the assets of Aero Precision or Ballistic Advantage.

In connection with the bid, on August 4, 2026, the Company wired approximately $2.77 million to Aero Precision as the required bid deposit, funded through the promissory notes described in Item 1.01 above.

The Company also obtained a financing commitment from N Advance LLC providing for up to $40.0 million of financing in support of the proposed transaction, subject to the conditions set forth in the commitment letter, including the Company being determined to be the successful bidder and execution and delivery of definitive transaction documentation. The commitment also contemplates that the Company will contribute the required equity to the proposed transaction.

The Company’s bid remains subject to the receivership sale process, including any auction procedures, court approval, negotiation and execution of definitive agreements and satisfaction of applicable closing conditions. There can be no assurance that the Company will be selected as the successful bidder, that the Company and the receiver will enter into a definitive acquisition agreement, that the necessary financing will be available on acceptable terms, or that any acquisition will be consummated.

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Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Because the Company is an issuer of penny stock, the statutory safe harbors for forward-looking statements provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, are not available to the Company. The Company is instead relying on the judicially recognized “bespeaks caution” doctrine, and the following cautionary statements are intended to identify important factors that could cause actual results to differ materially from those expressed or implied by any forward-looking statement. These statements include, without limitation, statements regarding the Company’s proposed acquisition of substantially all of the assets of Aero Precision and Ballistic Advantage, the receivership sale process, the availability and terms of the anticipated financing, and the Company’s ability to negotiate, execute and consummate any definitive agreement or transaction. Forward-looking statements are based on the Company’s current expectations and assumptions and are subject to known and unknown risks and uncertainties that could cause actual results to differ materially, including the risk that the Company is not selected as the successful bidder, that the Company and the receiver do not enter into a definitive acquisition agreement, that the necessary financing is not available on acceptable terms or at all, that required court or other approvals are not obtained, and that any acquisition is not completed, as well as the risks and uncertainties described in the Company’s periodic reports filed with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

SEC Ref. No.	Title of Document
10.1*	Promissory Note, dated August 8, 2026, by DarkPulse, Inc. in favor of Douglas and Brenda Zink, in the principal amount of $1,400,000
10.2*	Promissory Note, dated August 8, 2026, by DarkPulse, Inc. in favor of Loren Ellefson, in the principal amount of $1,100,000
10.3*	Promissory Note, dated August 8, 2026, by DarkPulse, Inc. in favor of Derrik Ellingson, in the principal amount of $100,000
10.4*	Promissory Note, dated August 8, 2026, by DarkPulse, Inc. in favor of Paul Ellefson, in the principal amount of $100,000
10.5*	Promissory Note, dated August 8, 2026, by DarkPulse, Inc. in favor of Timothy Dodd, in the principal amount of $80,000
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain personal information which would constitute an unwarranted invasion of personal privacy has been redacted from this exhibit pursuant to Item 601(a)(6) of Regulation S-K and Instruction 5 to Item 1.01 of Form 8-K. The Company hereby undertakes to supplementally furnish any redacted information to the Securities and Exchange Commission upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DarkPulse, Inc.

Date: August 20, 2026	By:	/s/ Dennis O’Leary
Dennis O’Leary, Chief Executive Officer

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